UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 22, 2006


                              AUDIOVOX CORPORATION
             (Exact name of registrant as specified in its charter)


                                   DELAWARE
                (State or Other Jurisdiction of Incorporation)


                0-28839                             13-1964841
        (Commission File Number)           (IRS Employer Identification No.)


    180 Marcus Boulevard, Hauppauge, New York                11788
    (Address of Principal Executive Offices)               (Zip Code)


        Registrant's telephone number, including area code (631) 231-7750


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of file following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(e))

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ITEM 8.01 OTHER EVENTS

On August 21, 2006, Audiovox Corporation (the "Company") issued a press release announcing that John J. Shalam, Chairman, Patrick M. Lavelle, Chief Executive Officer and President, Charles M. Stoehr, Senior Vice President and Chief Financial Officer, and Philip Christopher, Director, have each entered into a written selling program in accordance with the guidelines specified by the Security and Exchange Commission's Rule 10b-5, under the Securities and Exchange Act of 1934. Please see the copy of the release that is furnished herewith as
Exhibit 99.1.

The information furnished under Item 8.01 shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                          AUDIOVOX CORPORATION (Registrant)





Date: August 22, 2006                     By: /s/ Charles M. Stoehr
                                          -------------------------
                                          Charles M. Stoehr
                                          Senior Vice President and
                                            Chief Financial Officer


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                                EXHIBIT INDEX




Exhibit No.     Description

99.1 Press Release, dated August 21, 2006, relating to the adoption of a 10b-5 plan by Audiovox Corporation executives
                (filed herewith).